FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

This First Amendment to Purchase and Sale Agreement and Joint Escrow Instructions (this “Amendment”) is made and entered into as of June 21, 2010, (the “Effective Date”), by and between VINCENT MBL INVESTORS, LP, a Texas limited partnership (“Seller”) and GRUBB & ELLIS EQUITY ADVISORS, LLC, a Delaware limited liability company (“Buyer”).

RECITALS

A. Seller and Buyer are parties to that certain to Purchase and Sale Agreement and Joint Escrow Instructions dated as of May 25, 2010 (the “Agreement”).

B. Buyer and Seller desire to amend the Agreement in accordance with the terms and conditions hereinafter set forth.

C. For purposes hereof, all defined terms in the Amendment shall have the same meanings herein as given such terms in the Agreement.

AGREEMENT

For and in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	The Due Diligence Period shall expire at 5:00 P.M. Pacific Standard Time on June 24, 2010.

2.	Except as expressly modified herein, the terms and conditions of the Agreement shall remain in full force and effect, the terms of which are hereby ratified and confirmed by Buyer and Seller. A facsimile or emailed PDF version of a duly executed counterpart of this Amendment shall be sufficient to evidence the binding agreement of the terms of this Amendment. This Amendment shall be binding upon Buyer and Seller upon execution by Buyer and Seller, without regard to when this Amendment is signed by Escrow Holder.

[Signature page to follow]

The parties hereto have executed this Amendment as of the date set forth above.

SELLER:

VINCENT MBL INVESTORS, LP,
a Texas limited partnership

By: VINCENT MANAGERS, LLC,
a Texas limited liability company

By: /s/ Jason K. Dodd
Jason K. Dodd, Manager

BUYER:

GRUBB & ELLIS EQUITY ADVISORS, LLC,

a Delaware limited liability company

By: /s/ Jeffrey T. Hanson
Name: Jeffrey T. Hanson
Title: President and Chief Executive Officer

ESCROW HOLDER:

The undersigned Escrow Holder accepts the foregoing Purchase and Sale Agreement and Joint Escrow Instructions and agrees to act as Escrow Agent under this Agreement in strict accordance with its terms.

FIRST AMERICAN TITLE
INSURANCE COMPANY

By: /s/ Karen McDonald
Name: Karen McDonald
Title: Escrow Assistant